Certification Pursuant to Rule 30a-2(b) under the 1940 Act and

Section 906 of the Sarbanes-Oxley Act of 2002

Each of the undersigned hereby certifies that:

1.	The Form N-CSR of USCF ETF Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USCF ETF Trust.

Date:	9/2/2020	/s/ John P. Love
John P. Love, President and Chief Executive Officer (Principal Executive Officer)

Date:	9/2/2020	/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh, Treasurer and Chief Financial Officer (Principal Financial Officer)